UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                             FORM 8 - K


                           CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Act of 1934


 Date of Report (Date of earliest event reported) September 12, 1997



                       INGERSOLL-RAND COMPANY
           Exact name of registrant as specified in its charter


       New Jersey                1-985                  13-5156640
(State of incorporation)      (Commission           (I.R.S. Employer
                              File Number)          Identification No.)


       Woodcliff Lake, New Jersey                       07675
Address of principal executive offices                Zip Code


                          (201) 573-0123
            Registrant's telephone number, including area code





                       INGERSOLL-RAND COMPANY

Item 5 - Other Events.

           Pursuant to a Stock Purchase Agreement, dated as of September 12, 1997, the Registrant has agreed to purchase from Westinghouse Electric Corporation all the outstanding capital stock of Thermo King Corporation (Thermo King), together with other equity interests and assets related to Thermo King, for an aggregate purchase price of $2.56 billion. Thermo King designs, manufactures and distributes transport temperature control systems and service parts for a variety of mobile applications, including trailers, truck bodies, sea-going containers, buses and light rail cars.


Item 7 - Exhibits.

        Exhibit (10) - Stock Purchase Agreement, dated as of
        September 12, 1997, between Westinghouse Electric Company and the Registrant.

        Exhibit (99) - Press Release, dated September 15, 1997.




                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               INGERSOLL-RAND COMPANY
                                    (Registrant)


Date September 17, 1997         /S/ Patricia Nachtigal
                                Patricia Nachtigal
                                Vice President & General Counsel



                       INGERSOLL-RAND COMPANY
                          INDEX TO EXHIBITS
                              (Item 7)

Description

        Exhibit (10) - Stock Purchase Agreement, dated as of
        September 12, 1997, between Westinghouse Electric Company and the Registrant.

        Exhibit (99) - Press Release, dated September 15, 1997.